SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2003

BANK ONE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-15323	31-0738296
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Bank One Plaza, Chicago, IL	60670
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 312-732-4000

Item 5. Other Events and Regulation FD Disclosure

On May 30, 2003, the Registrant issued a news release announcing its agreement to purchase Zurich Life from Zurich Financial Services. A copy of the news release and additional information on the transaction are attached as Exhibit 99(a) and Exhibit 99(b), respectively, to this Current Report on Form 8-K and incorporated by reference herein.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits.

Exhibit Number	Description of Exhibits

99(a)	Registrant’s May 30, 2003 News Release announcing its agreement to purchase Zurich Life from Zurich Financial Services.

99(b)	Additional information concerning the announced transaction.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK ONE CORPORATION (Registrant)

Date:	May 30, 2003	By:	/s/ HEIDI MILLER
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibits
99(a)	Registrant’s May 30, 2003 News Release announcing its agreement to purchase Zurich Life from Zurich Financial Services.

99(b)	Additional information concerning the announced transaction.